聘请合同
EMPLOYMENT AGREEMENT

G2 Ventures,Inc. (聘方) 聘请 张景和（受聘方）为 主席、首席执行官兼董事 (职务)。双方本着友好合作的精神，同意签定并遵守本合同。合同条款如下：
G2 Ventures,Inc. ( the engaging party ) has engaged Jinghe Zhang ( the engaged party ) as President, Chief Executive Officer and director ( position ). The two parties in the spirit of friendship and cooperation have entered into an agreement to sign and to comply with the following terms：

1、聘期为 三年 ，自 2010 年 9 月 28 日起，至2013 年 9 月 27日止.
The duration of service is three years, i.e. from 9/28/2010 to 9/27/2013.

2、聘方每月支付给受聘方薪金人民币 7000元
 The engaging party pays the engaged party a salary of RMB 7000 by month.

3、双方均不得无故解除合同。
Neither party shall cancel the contract without sufficient causes or reasons.

4、聘方如中途中止合同，则需支付受聘方三个月薪金作为补偿。
If the engaging party finds it imperative to terminate the contract, it shall pay the engaged party three month salary as compensation allowance.

5、如受聘方中途提出辞职，聘方自同意之日起即停发工资，受聘方不再享有各种待遇。
If the engaged party submits his resignation in the course of his service, the engaging party shall stop paying the engaged party the salary from the day when his resignation is approved by the engaging party, and the engaged party shall no longer enjoy the salary and benefits stipulated.

6、本合同自受聘方到职之日起生效，聘请届满即自行失效。如一方要求延长聘期，必须在本合同期满之前向对方提出，经双方协商确认后，在另行签定延长聘期合同。
The present contract shall come into effect on the first day of the term of service herein stipulated and cease immediately to be effective at its expiration. If either party wishes to renew the contract, the other party shall be notified before it expires. Upon agreement by both parties through consultation a new contract can be signed.

7、受聘方同意本合同的各项条款。
The engaged party agrees to all the articles in this contract.

8、本合同用中、英文两种文字写成，两种文本具有同等效力。
The present contract is done in Chinese and English, both versions being equally valid.

聘方The engaging party：	G2 Ventures, Inc.

By:	/s/ Jinghe Zhang
Jinghe Zhang

Title: President, Chief Executive Officer and director
Date: September 28, 2010

受聘方The engaged party：	/s/ Jinghe Zhang
Jinghe Zhang

Date: September 28, 2010